SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  August 15, 1996


                        Banc One Credit Card Master Trust
             (Exact name of registrant as specified in its charter)



                                    New York
                 (State or other jurisdiction of incorporation)



                   0-25636                         31-4148768
          (Commission File Number) (IRS Employer Identification Number)



      c/o Bank One, Columbus, N.A., as Administrator, 800 Brooksedge Blvd.,
                  Attn: Thomas Ferree, Westerville, Ohio 43081
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (614) 248-3404

Item 5.  Other Events

(a) On August 15, 1996, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

          7.15%  Class A Asset  Backed  Certificates,  Series  1994-A
          7.35% Class B Asset Backed  Certificates,  Series  1994-A
          7.55% Class A Asset  Backed  Certificates,Series 1994-B
          7.75% Class B Asset Backed Certificates, Series 1994-B
          7.80% Class A  Asset  Backed  Certificates,   Series  1994-C
          8.00% Class B Asset Backed Certificates, Series 1994-C 6.15% Class A Asset Backed Certificates, Series 1995-A
          6.30% Class B Asset  Backed  Certificates,  Series  1995-A
          6.30% Class A Asset   Backed   Certificates,   Series   1995-B
          6.45% Class B Asset BackedCertificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A Asset Backed Certificates, Series 1996-1

     Exhibit 99-1 of this Form 8-K, being the revised statements for the monthly period ended July 31, 1996 for each of the above Series (the "Monthly Statements"), were distributed to certificateholders of record of the related Series on or about August 15, 1996. Exhibit 99-2 of this Form 8-K includes the Monthly Servicer's Certificate for each Series. (b) Series 1994-A. The Seller has provided notice of its election to modify the commencement of the Class A Accumulation Period for the 7.15% Class A Asset Backed Certificates, Series 1994-A, as follows:

          Accumulation Period Length:                  two (2) months

          Commencement date of the Class A             Close of business as of
          Accumulation Period:                         August 31, 1996

          Controlled Accumulation Amount:              $282,000,000

(c) Series 1996-1. The Seller has provided notice that it has suspended the Revolving Period for the Asset Backed Certificates, Series 1996-1 (the "1996-1 Certificates"), and commenced a Limited Accumulation Period as of the first day of the July 1996 Monthly Period. The Limited Accumulation Period Amount for the above-referenced Limited Accumulation Period is Five Hundred Million Dollars ($500,000,000). For additional information regarding the Series 1996-1 Certificates, see the Monthly Statement for Series 1996-1 included within Exhibit 99-1.


Item 7.  Exhibits

See page 4 for Exhibit Index.



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

EXHIBIT INDEX


Exhibit     Description                                                                                        Page



99.1     The Monthly Statements and other information reflecting the Trust's.................................. 5-21
         Activities for the Monthly Period ending July 31, 1996.

99.2     Monthly Servicer's Certificates......................................................................22-28



SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BANC ONE CREDIT CARD MASTER TRUST

                                             BANK ONE, COLUMBUS, NA, as
                                             Servicer


Date:    August 12, 1996                     By:       /s/Thomas Ferree
         -------------------------                     -------------------------
                                             Name:     Thomas Ferree
                                                       -------------------------

                                             Title:    Senior Vice President
                                                       -------------------------